EXHIBIT 99.3


                                    GUARANTY


         GUARANTY (this "Guaranty") made and entered into as of March 31, 1998 by Inmark Enterprises, Inc., a Delaware corporation (the "Guarantor"), in favor of PNC Bank, National Association, a national banking association, ("Lender").


                             PRELIMINARY STATEMENT:

         Pursuant to the Loan Agreement dated as of the date hereof by and among Guarantor, Inmark Services, Inc., a Delaware corporation ("Services"), Optimum Group, Inc., an Ohio corporation (formerly OG Acquisition Corp., "New OGI") and together with Services, "Borrower") and Lender (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), Lender has agreed to make Borrower (a) a term loan (the "Term Loan"), in the aggregate principal amount of $5,000,000 and upon the terms and subject to the conditions set forth therein and (b) revolving loans (the "Revolving Loans" and together with the Term Loan, the "Loans") in the aggregate principal amount of $5,000,000 and upon the terms and subject to the conditions set forth therein.

         The Guarantor owns 100 percent of the issued and outstanding equity securities of Services which in turn owns 100 percent of the issued and outstanding equity securities of New OGI. The Loans will be of substantial benefit to the Guarantor by making funds available to Borrower. The obligation of Lender to make each of the Term Loan and the Revolving Loans under the Loan Agreement is conditioned upon, among other things, the execution and delivery by the Guarantor of this Guaranty.

                                   AGREEMENT:

1. Definitions. Unless otherwise defined herein or unless the context otherwise requires, all capitalized words and terms used herein shall have the respective meanings and be construed herein as such words and terms are defined or construed in the Loan Agreement.

2.       Guaranty.

         (a) The Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the prompt and full payment and other performance of all of the Obligations of Borrower (the "Relevant Obligations") when each of such Relevant Obligations is due (whether at a specific due date, at the stated maturity, by acceleration or otherwise). The Guarantor further agrees to pay any and all reasonable costs and expenses (including, reasonable attorney's fees and expenses) which may be paid or incurred by Lender in enforcing any of its rights under this Guaranty. The agreements and other obligations of the Guarantor under this Guaranty (i) shall be absolute, unconditional and irrevocable, irrespective (by way of example only) of the validity, legality or enforceability of any Loan Document, in whole or in part, or of the existence, value or condition of any of the Collateral, and (ii) shall be continuing and remain in full force and effect until the indefeasible payment in full

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and other full performance of all of the Relevant Obligations and the full payment and other performance of the Guarantor's other obligations contained in this Guaranty.

         (b) Without limiting the other provisions of this section 2, the agreements and other obligations of the Guarantor under this Guaranty shall not be affected, modified or in any other manner impaired upon the happening, in whole or in part, of any event or circumstance which could otherwise constitute a legal or equitable discharge or defense in whole or in part of Borrower and/or the Guarantor (other than full payment and performance of all of the Relevant Obligations and full payment and performance of the Guarantor's other obligations under the Loan Documents), whether or not any one or more such events or circumstances occur at one or more times and/or from time to time, and whether or not with notice to, or the consent of, the Guarantor. The Guarantor hereby absolutely, unconditionally and irrevocably consents to (without, by way of example only, any reservation of rights on behalf of the Guarantor and without requirement for notice to or further assent by the Guarantor, all of which the Guarantor hereby waives), and agrees that the Guarantor's obligations hereunder shall be absolute and unconditional irrespective of, each and all of the actions and omissions contemplated by the provisions of this section 2(b), including, any one or more of the following:

                  (i)  the  compromise,  surrender,  settlement,   acceleration,
         rescission of acceleration, release or termination of any or all of the Relevant Obligations;

                  (ii) the modification, amendment, acceleration, compromise, renewal, extension or other supplementation of (including, the termination of any aspect of) the Relevant Obligations or any provision of any Loan Document (whether material or otherwise);

                  (iii) any failure, omission, delay or lack of diligence on the part of Lender to enforce, assert or exercise any right, power or remedy conferred on Lender in any Loan Document, including, any failure by Lender to preserve any or all of its rights with respect to any Collateral or other security securing the Relevant Obligations (including, the actions and omissions referred to in section 2(b)(v) of this Guaranty) or otherwise, or any other act or acts on the part of Lender;

                  (iv) the release or discharge of the Guarantor from the performance or observance of all or a portion of the Relevant Obligations or any other agreement, covenant or other obligation contained in any Loan Document or by operation of law;

                  (v) failure to perfect or continue the perfection of its security interest or any other Lien with respect to, or to protect, secure or insure, in whole or in part, any of the Collateral or other security now existing or hereafter obtained in respect of the Obligations;

                  (vi) any sale, pledge, surrender, release, waiver, alteration, exchange, or change in any Collateral or other security now existing or hereafter obtained in respect of the Obligations;

                  (vii) the failure to give notice to the Guarantor of the occurrence of a default or an Event of Default under any Loan Document;


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                  (viii) any failure of title with respect to the interests of any member of the Inmark Group in respect of any Collateral or other security now existing or hereafter obtained in respect of the Obligations;

                  (ix) the waiver or release by Lender of the payment, performance or observance of any or all of the Guarantor's or Borrower's covenants, agreements or other obligations contained in any Loan Document;

                  (x) rescission of any demand made by Lender for payment of any of the Relevant Obligations and the continuation of any Relevant Obligations; and

                  (xi) (A) Any member of the Inmark Group shall have applied for or consented to the appointment of a custodian, receiver or trustee, or shall permit or consent to a liquidation of all or a substantial part of any of their respective assets or properties; (B) a custodian, receiver, trustee or liquidator for any member of the Inmark Group or any of their respective assets or properties shall have been appointed with or without consent of such Person; (C) any member of the Inmark Group (1) is generally not paying its debts as they become due, (2) has made a general assignment for the benefit of creditors, (3) has filed a voluntary petition in bankruptcy, (4) has filed a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law or to reorganize, (5) has filed an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency proceeding, or (6) has taken any action for the purpose of effecting any of the foregoing; (D) a petition in bankruptcy shall have been filed against any member of the Inmark Group; (E) an order for relief for the benefit of, or with respect to, any member of the Inmark Group has been entered under the Federal Bankruptcy Code; (F) an order, judgment or decree shall have been entered, without the application, approval or consent of any member of the Inmark Group, by any court of competent jurisdiction approving a petition seeking reorganization of any member of the Inmark Group and appointing a receiver, trustee, custodian or liquidator of any member of the Inmark Group or a substantial part of its assets and properties; or (G) any member of the Inmark Group shall have suspended the transaction of its usual business.

         (c) No payment or payments made by any member of the Inmark Group or any other Person or received or collected by Lender from any member of the Inmark Group or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Relevant Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder, except to the extent that such payment or payments constitute indefeasible payment of the amount thereof to Lender. The Guarantor shall, notwithstanding any such payment or payments, remain liable for the Relevant Obligations (to the extent not indefeasibly paid by any member of the Inmark Group) until the date the Relevant Obligations have been indefeasibly paid and otherwise performed in full.

         (d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to Lender on account of its liability hereunder, it will notify Lender in writing that such payment is made under this Guaranty for such purpose.


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         (e) The Guarantor waives and agrees not to assert any duty on the part of Lender to disclose to the Guarantor any facts that Lender may now or hereafter know about Borrower, regardless of whether Lender (i) has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume, (ii) has reason to believe that such facts are unknown to the Guarantor or (iii) has reasonable opportunity to communicate such facts to the Guarantor. The Guarantor hereby agrees that it is fully responsible for being and keeping informed of the condition (financial or otherwise) of Borrower and of all circumstances bearing on the risk of the failure of Borrower to perform its obligations under any Loan Document.

         (f) The Guarantor agrees that, notwithstanding any stay, injunction or other prohibition preventing acceleration of all or any portion of the Relevant Obligations, such Relevant Obligations (whether or not then due and payable by Borrower) may, at the election of Lender following the occurrence of an Event of Default, forthwith become due and payable by the Guarantor for purposes of this Guaranty.

         (g) The Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Relevant Obligations and notice of or proof of reliance by Lender upon this Guaranty or acceptance of this Guaranty, and the Relevant Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty, and all dealings between Borrower or the Guarantor, on the one hand, and Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

         (h) The Guarantor hereby waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Borrower and the Guarantor with respect to the Relevant Obligations. Without limiting the other provisions of this section 2, this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to the validity, regularity or enforceability of any of the Relevant Obligations or any other collateral security therefor or guarantee thereof or right of offset with respect thereto at any time or from time to time held by Lender and without regard to any defense, set-off or counterclaim which may at any time be available to or be asserted by any member of the Inmark Group against Lender (other than payment or performance in full of the Relevant Obligations), or by any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Relevant Obligations or the other obligations of the Guarantor under the Loan Documents, in bankruptcy or in any other instance, and the obligations and liabilities of the Guarantor hereunder shall not be conditioned or contingent upon the pursuit by Lender or any other Person at any time of any right or remedy against Borrower, the Guarantor or any other Person which may be or become liable in respect of all or any part of the Relevant Obligations or against any collateral security therefor or guarantee of or right of offset with respect thereto. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the administrators, executors, heirs, successors and permitted assigns of the Guarantor, until the date all of the Relevant Obligations shall have been satisfied by indefeasible payment in full and other performance.

         (i) Notwithstanding anything to the contrary contained herein, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of any of the Relevant Obligations (whether by Borrower, the Guarantor or any other Person) or any of the obligations of the Guarantor contained in this Guaranty is rescinded or, in the

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case of payments, must otherwise be returned for any reason, including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or the Guarantor or otherwise, all as though such payment had not been made.

3. Obligation Unconditional. Without limiting the provisions of section 2, (i) no acts of commission or omission of any kind at any time on the part of Lender (or its successors, assigns or transferees) with respect to any matter whatsoever, shall in any way impair the rights of Lender to enforce this Guaranty against the Guarantor, and (ii) no defense, right of set-off, counterclaim, or any other similar matter of any kind or nature which the Guarantor or Borrower has or may have against Lender shall be asserted as a defense to the performance of this Guaranty.

4. Direct Obligation. Lender shall, in its sole discretion, have the right to proceed first directly against the Guarantor under this Guaranty without proceeding against Borrower and without exhausting any other rights or remedies which it may have, including, without resorting to any other collateral or other security held by Lender. This Guaranty is a guarantee of payment and performance and not merely of collection.

5. Subordination. The Guarantor hereby waives any and all rights which it may acquire (a) to be subrogated to any of the rights of Lender against Borrower or
(b) to seek contribution or reimbursement from Borrower in respect of payments made by the Guarantor in each case prior to satisfaction in full of the Relevant Obligations. The Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, any and all of its rights and claims against Borrower or any of Borrower's properties or revenues, however arising, shall be subordinate and subject in right of payment to the prior payment and satisfaction in full of all of the Relevant Obligations. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Relevant Obligations shall not have been indefeasibly paid in full, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Relevant Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

6. Benefit of and Enforcement by Lender. This Guaranty is made by the Guarantor in favor of Lender for the benefit of Lender and its successors, assigns and transferees, each of which shall be entitled to enforce performance and observance of this Guaranty to the same extent Lender is entitled to do so.

7. Continuing Guaranty; Reinstatement of Guaranty. This Guaranty is a continuing agreement and shall remain in full force and effect until the indefeasible payment in full and other performance in full of the Relevant Obligations and full performance of the Guarantor's other agreements contained in the Loan Documents, including, all amounts payable under the Loan Documents by the Guarantor. If any payment to Lender by the Guarantor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason Lender is required to refund any one or more such payments to the payor thereof or to pay the amount thereof to any other Person, such payment to Lender shall not constitute a release of the Guarantor from any liability hereunder, and the Guarantor agrees to pay such amount to Lender on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.


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8.       Miscellaneous.

         (a) Entire Agreement. This Guaranty together with the other Loan Documents constitute the entire agreement among the parties with respect to their subject matter, and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions among the respective parties, whether express or implied, oral or written.

         (b) Certain Applicable Loan Agreement Provisions. Without limiting the generality or specificity of anything in the Loan Agreement, for the avoidance of doubt, the provisions of sections 8, 11.1 (except the first sentence thereof), 11.2, 11.3, 11.4, 11.5, 11.8 and 11.10 and Exhibit A of the Loan
Agreement apply to this Security Agreement.


                            [signature page follows]

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         IN WITNESS WHEREOF, the Guarantor, intending to be legally bound hereby, has executed and delivered this Guaranty as of the date and year first above written.


                                                        INMARK ENTERPRISES, INC.


                                                        By: /s/John P. Benfield


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